Exhibit 23.2

Harvey Judkowitz
CERTIFIED PUBLIC ACCOUNTANT
10220 S.W. 124 Street 					                                 				(305) 378-1948
Miami, Florida 33176								                              	Fax:	(305) 253-6266



CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT




To the Securities and Exchange Commission

I hereby consent to the use of my report dated July 12, 2000 in the Registration Statement on Form SB-2 for Acquireu.com, Inc. for the period ended.





/s/Harvey Judkowitz
Harvey Judkowitz
Certified Public Accountant



August 8, 2000